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                                                                    Exhibit 10.1

                               OPEN SOLUTIONS INC.

                             1994 STOCK OPTION PLAN

               Adopted by the Board of Directors on March 10, 1994
                 Approved by the Shareholders on March 10, 1994
          Amendment adopted by the Board of Directors on March 10, 2000

     1. Purpose.

The purpose of this plan (the "Plan") is to secure for OPEN SOLUTIONS INC. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to
Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

     2. Type of Options and Administration.

         (a) Types of Options and Awards. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Restricted stock awards ("awards") granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

         (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's Common Stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all-other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent

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permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule (Rule 16b-3), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such committee.

         (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

     3. Eligibility.

         (a) General. Options and awards may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company; Provided, that Incentive Stock options may only be granted to employees of the Company. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine.

         (b) Grant of Options to Directors and Officers. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option or award, the timing of the option grant or award, the exercise price of the option or the sale price of the award and the number of shares subject to the option or award shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be a "disinterested person." For the purposes of the Plan, a director shall be deemed to be a "disinterested person" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

     4. Stock Subject to Plan.

Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 650,000 shares. If (i) an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan and (ii) if restricted stock awarded under the Plan shall be repurchased by the Company, the repurchased shares subject to such award shall again be available for subsequent option grants or awards under the Plan. If shares issued upon-exercise of an option or award under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants or awards under the Plan; provided, that in no event shall such shares be made available for issuance to Reporting Persons or pursuant to exercise of Incentive Stock Options.

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     5. Forms of Option Agreements.

As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors; Such option agreements may differ among recipients.

     6. Purchase Price.

         (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market of fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in
Section 11 (b).

         (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration, which may be delivered upon exercise of an option shall be determined by the Board of Directors.

     7. Option Period.

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

     8. Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or-times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

     9. Nontransferability of Options.

Incentive Stock Options, and all options granted to Reporting Persons, shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall

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be exercisable only by the optionee; provided, however, that nonstatutory options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

     10. Effect of Termination of Employment or Other Relationship.

Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

     11. Incentive Stock Options.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.

         (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         (d) Termination of Employment, Death or Disability. No Incentive Stock option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the company, except that:

         (i) an Incentive Stock option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement),

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                  provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

         (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

         (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section I.421-7 (h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock option may be exercised after its expiration date.

     12. Additional Provisions.

         (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; Provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

     13. Awards.

An award shall consist of the sale and issuance by the Company of shares of Common Stock, and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

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         (a) Execution of Restricted Stock Award Agreement. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

         (b) Price. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be paid it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient or by such other means as may be approved by the Board of Directors,

         (c) Number of Shares. The award shall specify the number of shares of Common Stock granted thereunder.

         (d) Restrictions on Transfer. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

                  (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

                  (2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

                  (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award, as the Board of Directors may deem advisable.

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         (e) Additional Shares. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

         (f) Transfers in Breach of Award. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

         (g) Additional Award Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

     14. General Restrictions.

         (a) Investment Representations. The Company may require any person to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

         (b) Compliance with Securities Laws. Each option and award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be

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deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

         (c) First Refusal Rights. Until such time as the Company's outstanding shares of Common Stock are first registered under Section 12(g) of the Securities Exchange Act of 1934, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by any person granted an option or award (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Board of Directors and set forth in the agreement evidencing such right.

     15. Rights as a Shareholder.

The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     16. Adjustment Provisions for Recapitalizations and Related Transactions.

         (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this
Section 16 if such adjustment would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3.

         (b) Board Authority to Make Adjustments. Any adjustments under this
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

     17. Merger, Consolidation, Asset Sale, Liquidation, etc.

         (a) General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of sirectors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or

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more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424 (a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards issued pursuant to the Plan shall terminate.

         (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

     18. No Special Employment Rights.

Nothing contained in the plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

     19. Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise or the value of an award granted to an employee will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

     20. Amendment of the Plan.

         (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive

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Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

         (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of an award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

     21. Withholding.

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) By causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or subject to an award. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21 (a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

         (c) If the recipient of an award under the Plan elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

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     22. Cancellation and New Grant of Options Etc.

The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or
(ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

     23. Effective Date and Duration of the Plan.

         (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options-granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) Termination. Unless sooner terminated in accordance with Section 17, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with Section 17, the Plan shall terminate with respect to options which are not Incentive Stock options and awards on the date specified in (i) above, If the date of termination is determined under (i) above, then options outstanding on such

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             date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

Adopted by the Board of Directors
On March 10, 1994.

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

                         Amendment Dated March 10, 2000

         (a) "Accelerate," "Accelerated," and "Acceleration," when used with respect to an option, mean that as of the relevant time of reference, such option will become fully exercisable with respect to the total number of shares of Common Stock subject to such option and may be exercised for all or any portion of such shares.

         (a) "Acquisition" means

                  (i) A merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

                  (ii) The sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

         In the event of an Acquisition (subject to any provisions of then outstanding restricted stock awards and options, respectively, granting greater rights to the holders thereof): the unvested shares of Common Stock held by eligible persons under the Plan as restricted stock awards shall immediately vest in full, except to the extent that the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity; and all outstanding options held by eligible persons under the Plan will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Board of Directors, which determination shall be final, binding, and conclusive). The Board of Directors shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic Acceleration of one or more outstanding Options held by eligible persons under the Plan that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) the subsequent termination of one or more of the Company's repurchase rights with respect to shares held by eligible persons as restricted stock awards that are assigned in connection with the Acquisition and do not otherwise terminate at that time, in the event that the employment of the respective grantees of such options or restricted stock awards should subsequently terminate following such Acquisition.

         (d) Each outstanding option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the option holder, in consummation of such Acquisition, had such holder exercised such option immediately prior to such Acquisition. Appropriate adjustments will also be made to the option price payable per share, provided, that the aggregate option price payable for such securities will remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition will be appropriately adjusted.

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

         (e) Adjustments under this Section 17 will be made by the Board of Directors in accordance with the terms of this Section 17, and such determination of the Board of Directors as to what (if any) adjustments will be made and the extent thereof so as to effectuate the intent of this Section 17 will be final, binding, and conclusive. No fractional shares need be issued on account of any such adjustments."

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